Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”), dated as of September 26, 2025 (the “Effective Date”), is entered into by and among Interactive Strength Inc., a Delaware corporation (the “Company”), TR Opportunities II LLC, a Delaware limited liability company (the “Note Holder”) and TR Opportunities I LLC, a Delaware limited liability company (the “Warrant Holder” and together with the Note Holder, the “Holders”). As used herein, the term “Parties” shall be used to refer to the Company and Holders collectively.

WHEREAS:

A. Pursuant to that certain Note Sale and Assignment Agreement, dated as of March 3, 2025 (the “Note Purchase Agreement”), by and between the Note Holder and Woodway USA, Inc., a Wisconsin corporation (“Woodway”), the Note Holder purchased from Woodway a Senior Secured Convertible Promissory Note in an original principal amount of $3,100,000 (as amended, the “Woodway Note”).

B. Pursuant to that certain Securities Purchase Agreement, dated as of January 28, 2025 (the “Securities Purchase Agreement”), by and between the Warrant Holder and the Company, the Company issued to the Warrant Holder, among other securities, Class B Incremental Warrants (as defined in the Securities Purchase Agreement) to acquire Incremental Notes (as defined in the Securities Purchase Agreement).

C. The Note Holder and the Company desire to exchange (the “Exchange”) the Woodway Note on the basis and subject to the terms and conditions set forth in this Agreement, for an Incremental Note in an aggregate principal amount, including accrued and unpaid interest on the Woodway Note, of $2,174,866.67 (the “Exchange Note”).

D. The Exchange is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”).

E. In connection with the Exchange, the Warrant Holder agrees to cancel Class B Incremental Warrants to acquire Incremental Notes in an aggregate principal amount of $2,174,866.67.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1.0
Exchange of Woodway Note; Incremental Warrant Cancellation.

1.01
On the Effective Date, subject to the terms and conditions of this Agreement, pursuant to Section 3(a)(9) of the Securities Act, the Note Holder shall convey, assign and transfer the Woodway Note to the Company in exchange for which the Company shall issue the Exchange Note to the Note Holder (or its designee). Immediately following the delivery of the Exchange Note to the Note Holder (or its designee) and the Incremental Warrant Cancellation (defined below), the Note

Exhibit 10.1

Holder shall relinquish all rights, title and interest in the Woodway Note (including any claims the Note Holder may have against the Company related thereto) and assign the same to the Company, and the Woodway Note shall be deemed canceled. The Parties agree that, notwithstanding anything to the contrary herein, (a) assuming the accuracy of the representations and warranties of each of the Company and the Note Holder set forth in Section 2 and Section 3 herein, the purpose of such representations and warranties is, among other things, to ensure that the Exchange qualifies as an exchange of securities under Section 3(a)(9) of the Securities Act and (b) the Exchange Note shall constitute an Incremental Note pursuant to the Securities Purchase Agreement for all purposes thereunder.

1.02
On the Effective Date, subject to the terms and conditions of this Agreement, the Warrant Holder agrees to cancel Class B Incremental Warrants to acquire Incremental Notes in an aggregate principal amount of $2,174,866.67 (the “Incremental Warrant Cancellation”).

2.0 Representations of the Company. The Company hereby makes to the Holders the following representations and warranties as of the Effective Date:

2.01 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

2.02 No Conflicts. The execution, delivery and performance of this Agreement and the issuance of the Exchange Note by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s or any of its subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien or encumbrance upon any of the properties or assets of the Company or any subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing a Company or subsidiary debt or otherwise) or other material understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary thereof is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a material adverse effect on the Company or

Exhibit 10.1

its business of financial condition.

2.03 Filings, Consents and Approvals. The Company is not required to obtain any approval, consent, waiver, authorization or order of, give any notice to, or make any filing, qualification or registration with, any court or other federal, state, local, foreign or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Company of this Agreement, including without limitation the issuance of the Exchange Note.

2.04 Private Placement; Securities Law Exemption. No registration under the Securities Act, is required for the issuance of the Exchange Note in accordance with the terms hereof. Assuming the accuracy of the representations and warranties of the Holders contained herein, the offer and issuance by the Company of the Exchange Note is exempt from registration under the Securities Act pursuant to the exemption provided by Section 3(a)(9) thereof.

2.05 Holding Period for Exchange Note. Pursuant to Rule 144 promulgated under the Securities Act: the holding period of the Exchange Note shall begin on the issuance date of the Woodway Note.

2.06 No Consideration Paid. No consideration, commission or other remuneration has been paid by the Note Holder to the Company, its Subsidiaries or any of their agents or affiliates in connection with the Exchange.

2.07 3(a)(9) Representation. The Company has not, nor has any person acting on its behalf, directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Exchange and the issuance of the Exchange Note pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from delivering the Exchange Note to the Note Holder (or its designee) pursuant to Section 3(a)(9) of the Securities Act, nor will the Company take any action or steps that would cause the Exchange, issuance and delivery of the Exchange Note to be integrated with other offerings to the effect that the delivery of the Exchange Note to the Note Holder (or its designee) would be seen not to be exempt pursuant to Section 3(a)(9) of the Securities Act.

3.0 Representations of the Note Holder. The Note Holder hereby makes to the Company the following representations and warranties as of the Effective Date:

3.01 Reliance on Exemptions. The Note Holder understands that the Exchange Note is being offered and exchanged in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Note Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Note Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Note Holder to acquire the Exchange Note.

3.02 No Governmental Review. The Note Holder understands that no United States

Exhibit 10.1

federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Exchange Note or the fairness or suitability of the investment in the Exchange Note nor have such authorities passed upon or endorsed the merits of the offering of the Exchange Note.

3.03 Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Note Holder and shall constitute the legal, valid and binding obligations of the Note Holder enforceable against the Note Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

3.04 No Conflicts. The execution, delivery and performance by the Note Holder of this Agreement, and the consummation by the Note Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Note Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Note Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Note Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Note Holder to perform its obligations hereunder.

3.05 Investment Risk; Sophistication. The Note Holder is acquiring the Exchange Note hereunder in the ordinary course of its business. The Note Holder has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluation of the merits and risks of the prospective investment in the Exchange Note, and has so evaluated the merits and risk of such investment. The Note Holder is an “accredited investor” as defined in Regulation D under the Securities Act.

3.06 Ownership of Existing Securities. The Note Holder owns the Woodway Note, free and clear of any liens (other than the obligations pursuant to this Agreement and applicable securities laws) and has the requisite power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

4.0 Representations of the Warrant Holder. The Warrant Holder hereby makes to the Company the following representations and warranties as of the Effective Date:

4.01 Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Warrant Holder and shall constitute the legal, valid and binding obligations of the Warrant Holder enforceable against the Warrant Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

Exhibit 10.1

4.02 No Conflicts. The execution, delivery and performance by the Warrant Holder of this Agreement, and the consummation by the Warrant Holder of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Warrant Holder or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Warrant Holder is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Warrant Holder, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Warrant Holder to perform its obligations hereunder.

3.06 Ownership of Existing Securities. The Warrant Holder owns the Class B Incremental Warrants subject to the Incremental Warrant Cancellation, free and clear of any liens (other than the obligations pursuant to this Agreement and applicable securities laws) and has the requisite power and authority to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

5.0 Miscellaneous.

5.01 Counterparts. This Agreement may be executed in two or more counterparts and by facsimile signature, delivery of PDF images of executed signature pages by email or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

5.02 Effect of Invalidity. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the Parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the Parties or the practical realization of the benefits that would otherwise be conferred upon the Parties. The Parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

5.03 Matter of Further Assurances & Cooperation. The Holders and the Company hereby agree and the Company further agrees that it shall provide further assurances that it will, in the future, execute and deliver any and all further agreements, certificates, instruments and documents and do and perform or cause to be done and performed, all acts and things as may be necessary or appropriate to carry out the intent and accomplish the purposes of this Agreement without unreasonable delay and in no event later than one (1) business after it receives any reasonable written request from a Holder.

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5.04 Successors. The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnitees of each of the Parties to this Agreement.

5.05 Integration. This Agreement, after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the Parties and supersedes and replaces all prior negotiations and agreements of the Parties, whether written or unwritten, with respect to the subject matter hereof.

5.06 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

5.07 Consent to Jurisdiction. Each of the Company and the Holders (i) hereby irrevocably submits to the exclusive jurisdiction of the courts in the County of New York in the State of New York for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Holders consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it in the Note Purchase Agreement or Securities Purchase Agreement, as applicable, and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 5.07 shall affect or limit any right to serve process in any other manner permitted by law. Each of the Company and the Holders hereby agree that the prevailing party in any suit, action or proceeding arising out of or relating to this Agreement shall be entitled to reimbursement for reasonable legal fees from the non-prevailing party.

5.08 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Balance of the Page Intentionally Left Blank; Signatures Follow on Subsequent Pages]

Exhibit 10.1

IN WITNESS WHEREOF, this Agreement is executed as of the Effective Date first set forth above.

COMPANY:

INTERACTIVE STRENGTH INC.

By: /s/ Trent Ward

Name: Trent Ward

Title: CEO

NOTE HOLDER:

TR OPPORTUNITIES II LLC

By: /s/ Antonio Ruiz-Gimenez

Name: Antonio Ruiz-Gimenez

Title: Managing Partner

WARRANT HOLDER:

TR OPPORTUNITIES I LLC

By: /s/ Antonio Ruiz-Gimenez

Name: Antonio Ruiz-Gimenez

Title: Managing Partner

[Signature Page to Exchange Agreement]